Exhibit 10.12

AMENDMENT NO. 8 TO PHYSICIAN’S EMPLOYMENT AGREEMENT

This Amendment No. 8 to Physician’s Employment Agreement (the “Amendment”) dated July    , 2014 is by and between 21st Century Oncology, LLC f/k/a 21st Century Oncology, Inc., a Florida limited liability company (the “Employer”) and Constantine Mantz, M.D. (the “Physician”).

WITNESSETH

WHEREAS, the Employer and the Physician are currently parties to a Physician Employment Agreement, dated June 18, 2003, as amended by that certain Amendment to Employment Agreement, dated January 26, 2006, Amendment No. 2 to Physician’s Employment Agreement, dated October 1, 2006, Amendment No. 3 to Employment Agreement, dated January 1, 2007, Amendment No. 4 to Physician’s Employment Agreement, dated November 11, 2009, and Amendment No. 5 to Physician’s Employment Agreement, dated effective July 1, 2011; Amendment No. 6 to Physician’s Employment Agreement, effective October 1, 2013, and Amendment No. 7 to Physician’s Employment Agreement, effective October 1, 2013 (collectively, the “Employment Agreement”); and

WHEREAS, the Employer and the Physician desire to further amend the Employment Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the parties, intending to be legally bound, hereby agree that the Employment Agreement be amended as follows:

1.             Section 3.4     The Employment Agreement is hereby amended to delete the reference to “Six Hundred Fifty Thousand Dollars ($650,000.00)” in its entirety and to replace it with “Four Hundred Seventy Thousand Dollars ($470,000.00)”.

2.              Effective Date.   The parties acknowledge and agree that the effective date of the foregoing Amendment shall be July 27, 2014.

3.              Restatement.  The parties agree that all provisions of the Employment Agreement shall remain in full force and effect except when contradicted by this Amendment, in which case this Amendment shall control.

4.               Counterparts.  This Amendment may be executed in any number of counterparts, including facsimile or an e-mail of a PDF file containing a copy of the signature page of the person executing this document, each of which shall be an original, but all of which together shall constitute one in the same instrument.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Employer and the Physician have set their hands and seals effective the date first written above.

PHYSICIAN:

By:	/s/ Constantine Mantz, M.D.
Name:	Constantine Mantz, M.D.

EMPLOYER:
21ST CENTURY ONCOLOGY, LLC:

By:	/s/ Daniel E. Dosoretz, M.D.
Name:	Daniel E. Dosoretz, M.D.
Title:	President & Chief Financial Officer